SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - February 2, 2005

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
           __________________________________________

           On February 2, 2005, Union National Community Bank, the wholly-owned banking subsidiary of Union National Financial Corporation, entered into a contract with PWCampbell Contracting Company of Pittsburgh, PA for the design and construction of a new retail office location. This retail office location will be constructed on a leased lot located in East Lampeter Township, Lancaster County, PA. The contract is for a projected total amount of $1,209,412 and it is currently anticipated that construction will begin during the Summer of 2005. The aforementioned contract is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits
           _________________________________

           (c)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          Standard Form of Agreement Between Owner
                         and Design/Builder



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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: February 2, 2005      /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer

                            EXHIBIT INDEX


Exhibit                                                   Page
_______                                                   ____

99.1        Standard Form of Agreement Between Owner
            and Design/Builder                              5

                          EXHIBIT 99.1

   Standard Form of Agreement Between Owner and Design/Builder